Exhibit 99.2

 NASDAQ: SSKN  3Q 2023 Earnings Conference Call and Webcast | November 14, 2023

 Forward Looking Statements  2  This presentation includes "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and may contain words such as “will,” “may,” “seeks,” and “expects,” that suggest future events or trends. These statements, the Company’s ability to launch and sell an acne treatment device and to integrate that device into its product offerings, the Company’s ability to develop, launch and sell products recently acquired or to be developed in the future, the Company’s ability to develop social media marketing campaigns, direct to dermatologist marketing campaigns, and the Company’s ability to build a leading franchise in dermatology and aesthetics, are based on the Company’s current expectations and are inherently subject to significant uncertainties and changes in circumstances. Actual results may differ materially from the Company’s expectations due to financial, economic, business, competitive, market, regulatory, adverse market conditions or supply chain interruptions resulting from the coronavirus and political factors or conditions affecting the Company and the medical device industry in general, future responses to and effects of COVID-19 pandemic and its variants including the distribution and effectiveness of the COVID-19 vaccines, as well as more specific risks and uncertainties set forth in the Company’sSECreports on Forms 10-Q and 10-K. Givensuch uncertainties, any or all these forward-looking statements may prove to be incorrect or unreliable. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. The Company urges investors to carefully review itsSECdisclosures available at www.sec.gov and www.strataskinsciences.com.

 Third Quarter 2023 Highlights  Comparative 3Q Revenues  (Dollars in thousands)  Three Months Ended Nine Months Ended  3Q 2022  3Q 2023  $0  $2,000  $4,000  $6,000  $8,000  $10,000  Dr. Dolev Rafaeli was named the new Vice-Chairman, President and CEO  Placed 81 TheraClear®X devices as of September 30, 2023  Non-GAAP EBITDA improved 67% to  $1.0M compared to $0.6M YoY  3Q 2022  3Q 2023  $0  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000  $9,413  3  $8,852  $25,559  $24,469

 Total Revenue  (Dollars in thousands)  Balance Sheet  $8.5M cash & cash equivalents*  Increased YoY from additional proceeds from refinancing Senior Term Facility on June 30, 2023  Annualized Financials  2020  2021  2022  2023*  $0  $10,000  $20,000  $30,000  $40,000  $23,090  *As of September 30, 2023.  4  $29,977  $36,161  $24,699

 Domestic  International  3Q 2022  3Q 2023  $0  $1,000  $2,000  $3,000  $4,000  $5,000  $6,000  $7,000  3Q 2022  3Q 2023  $0  $1,000  $2,000  $3,000  $4,000  $5,000  $6,000  Revenue Mix  *As of September 30, 2023.  5  $6,099  $3,314  $5,839  $3,013  $5,280  $3,566  $5,847  $3,572

 3Q 2022  4Q 2022  1Q 2023  2Q 2023  3Q 2023  $-1,000  $-500  $0  $500  $1,000  $1,500  Three Months Ended Comparison  (In thousands)  Improved 21% YoY  6  Non-GAAP Adjusted EBITDA  Continued improvement to net loss over periods from G&A, S&M reduction

 DTC Marketing  Clinical Support  Customer Support  Reimbursement Support*  Co-pay Assistance  Field Service Support  Consumables and Parts  Laser Upgrades*  A True Partnership  Delivering a Complete Business Solution  *Reimbursement Support and Laser Upgrades only applies to XTRAC®  7

 IN-HOUSE CALL CENTER  8  VERIFY XTRAC TREATMENT  REOCCURRENCE  ASSIGNING A DOCTOR  PARTNER PATIENT APPOINTMENT  TREATMENT  INSURANCE ADVOCACY  WIN-WIN-WIN DOCTOR+PATIENT+PAYER  Domestic XTRAC Revenue Funnel  DTC ADVERTISING  VERIFY APPOINTMENT  INTEREST CREATION  DTC expands Patient Leads  Patient Leads turn into Appointments and create a halo effect in clinics  Appointments drive revenue: XTRAC partners and partner clinics STRATA

 Leads  Appointments  RDX Charts (New Patient Charts)  2018  2019  2020  2021  2022  2023*  0  10,000  20,000  30,000  40,000  50,000  * Thru October 2023  Patient Leads Drive Recurring Sales  21,939  4,011  18,733  47,429  6,203  22,711  19,223  2,729  15,555  33,164  4,896  21,332  19,698  2,830  15,965  177  38  9,973  Recurring Revenue model in practice.  Pandemic reduces in-person appointments, company pivots to device sales over recurring model.  Device sales model stays in tact as pandemic eases.  9  1  2  3  Leads, Appointments, RDX Charts

 Average Recuring Revenue/Device  Domestic Strategy  Core Business Refocused to Recurring Revenue  US Installed Base  746  820  832  898  909  929  $7,055  $7,209  $5,062  $5,906  $5,923  $5,235  2022 2023*  *As of October 31, 2023.  2018 2019 2020 2021 2022 2023* 2018 2019 2020 2021  US Recurring Revenue Growth Achieved Through:  Renewed focus on direct-to-consumer initiatives to drive recurring revenue Strategically positioned to achieve pre-pandemic Revenue per Unit (RPU)  10

 Closing Remarks  Reallocating advertising spending to prioritize DTC  Redirecting TheraClearX from the aesthetics market to the medical market Reigniting the customer experience and value to our clinical partners  11

 Q&A Session